Exhibit 99.3

ANDRETTI
WILD THING

EPR Properties®

The Diversified Experiential REIT®

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

First Quarter Ended March 31, 2025

Q1 2025 Supplemental	Page 2

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our ongoing negotiations to exit from certain joint ventures or the ultimate terms of any such exit, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 24 through 26 for definitions of certain non-GAAP financial measures used in this document and the reconciliations of certain non-GAAP measures on pages 9 and 10 and in the Appendix on pages 27 through 31.

Q1 2025 Supplemental	Page 3

COMPANY PROFILE

THE COMPANY	COMPANY STRATEGY
EPR Properties ("we," "us," "our," "EPR" or the "Company") is a self-administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust ("REIT"), and an initial public offering was completed on November 18, 1997.	Our primary business objective is to enhance shareholder value by achieving predictable growth in Funds from Operations As Adjusted ("FFOAA") and dividends per share.
Our strategic growth is focused on acquiring or developing a diversified portfolio of experiential real estate venues which create value by facilitating out of home congregate entertainment, recreation and leisure experiences where consumers choose to spend their discretionary time and money. This strategy is driven by the long-term trends of the growing experience economy.
Since that time, the Company has been a leading Experiential net lease REIT, specializing in select enduring experiential properties. We are focused on growing our Experiential portfolio with properties that offer a variety of enduring, congregate entertainment, recreation and leisure activities. Separately, our Education portfolio is a legacy investment that provides additional geographic and operator diversity.
This focus is consistent with our depth of knowledge across each of our property types, creating a competitive advantage that allows us to more quickly identify key market trends. We deliberately apply information and our ingenuity to target properties that represent logical extensions within each of our existing property types or potential future investments.

EXPERIENTIAL PORTFOLIO

- Theatres
- Eat & Play
- Ski
- Attractions
- Experiential Lodging
- Gaming
- Fitness & Wellness
- Cultural
- Live Venues

EDUCATION PORTFOLIO

- Private Schools
- Early Childhood

As part of our strategic planning and portfolio management process we assess new opportunities against the following underwriting principles:

BUILDING THE PREMIER EXPERIENTIAL REAL ESTATE PORTFOLIO

Q1 2025 Supplemental	Page 4

INVESTOR INFORMATION
SENIOR MANAGEMENT
Greg Silvers	Mark Peterson
Chairman and Chief Executive Officer	Executive Vice President and Chief Financial Officer

Tonya Mater	Greg Zimmerman
Senior Vice President and Chief Accounting Officer	Executive Vice President and Chief Investment Officer

Paul Turvey	Elizabeth Grace
Senior Vice President, General Counsel and Secretary	Senior Vice President - Human Resources and Administration

Brian Moriarty	Gwen Johnson
Senior Vice President - Corporate Communications	Senior Vice President - Asset Management

COMPANY INFORMATION

CORPORATE HEADQUARTERS	TRADING SYMBOLS
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
816-472-1700	Preferred Stock:
www.eprkc.com	EPR-PrC
STOCK EXCHANGE LISTING	EPR-PrE
New York Stock Exchange	EPR-PrG

EQUITY RESEARCH COVERAGE

Bank of America Merrill Lynch	Jana Galan	646-855-5042
Citi Global Markets	Nick Joseph/Smedes Rose	212-816-6243
Citizens Capital Markets & Advisory	Mitch Germain	212-906-3537
Janney Montgomery Scott	Rob Stevenson	646-840-3217
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Todd Thomas	917-368-2286
Raymond James & Associates	RJ Milligan	727-567-2585
RBC Capital Markets	Michael Carroll	440-715-2649
Stifel	Simon Yarmak	443-224-1345
Truist	Ki Bin Kim	212-303-4124
UBS	Michael Goldsmith	212-713-2951
Wells Fargo	James Feldman/ John Kilichowski	212-214-5311
EPR Properties is followed by the analysts identified above. Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management. EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Q1 2025 Supplemental	Page 5

SELECTED FINANCIAL INFORMATION
(UNAUDITED, DOLLARS AND SHARES IN THOUSANDS)
	THREE MONTHS ENDED MARCH 31,
OPERATING INFORMATION:	2025	2024
Revenue	$175,033	$167,232
Net income available to common shareholders of EPR Properties	59,771	56,677
EBITDAre (1)	132,076	121,774
Adjusted EBITDAre (1)	131,991	126,348
Interest expense, net	33,021	31,651
Capitalized interest	1,435	958
Straight-lined rental revenue	3,397	3,670
Percentage rent	3,257	1,900
Dividends declared on preferred shares	6,032	6,032
Dividends declared on common shares	65,753	63,146
General and administrative expense	14,024	13,908

	MARCH 31,
BALANCE SHEET INFORMATION:	2025	2024
Total assets	$5,532,549	$5,694,036
Accumulated depreciation	1,595,820	1,470,507
Cash and cash equivalents	20,572	59,476
Total assets before accumulated depreciation less cash and cash equivalents (gross assets)	7,107,797	7,105,067
Debt	2,791,962	2,817,710
Deferred financing costs, net	17,630	23,519
Net debt (1)	2,789,020	2,781,753
Equity	2,321,012	2,448,317
Common shares outstanding	76,066	75,670
Total market capitalization (using EOP closing price and liquidation values)(2)	7,161,836	6,364,919
Net debt/total market capitalization ratio (1)	39%	44%
Debt to total assets ratio	50%	49%
Net debt/gross assets ratio (1)	39%	39%
Net debt/Adjusted EBITDAre ratio (1) (3)	5.3	5.5
Net debt/Annualized adjusted EBITDAre ratio (1) (4)	5.1	5.2

(1) See pages 24 through 26 for definitions. See calculation on page 30 as applicable.
(2) See calculation on page 15.
(3) Adjusted EBITDAre in this calculation is for the three-month period multiplied times four. See pages 24 through 26 for definitions. See calculation on page 30.
(4) Annualized adjusted EBITDAre is adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other items which is then multiplied times four. These calculations can be found on page 30 under the reconciliation of Adjusted EBITDAre and Annualized Adjusted EBITDAre. See pages 24 through 26 for definitions.

Q1 2025 Supplemental	Page 6

SELECTED BALANCE SHEET INFORMATION
(UNAUDITED, DOLLARS IN THOUSANDS)

ASSETS	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	1ST QUARTER 2024	4TH QUARTER 2023
Real estate investments	$5,949,713	$5,998,003	$6,080,959	$6,070,909	$6,100,366	$5,973,042
Less: accumulated depreciation	(1,595,820)	(1,562,645)	(1,546,509)	(1,504,427)	(1,470,507)	(1,435,683)
Land held for development	20,168	20,168	20,168	20,168	20,168	20,168
Property under development	118,264	112,263	76,913	59,092	36,138	131,265
Operating lease right-of-use assets	180,557	173,364	175,451	179,260	183,031	186,628
Mortgage notes and related accrued interest receivable, net	659,004	665,796	657,636	593,084	578,915	569,768
Investment in joint ventures	11,361	14,019	32,426	45,406	46,127	49,754
Cash and cash equivalents	20,572	22,062	35,328	33,731	59,476	78,079
Restricted cash	6,354	13,637	2,992	2,958	2,929	2,902
Accounts receivable	85,811	84,589	79,726	75,493	69,414	63,655
Other assets	76,565	75,251	74,072	69,693	67,979	61,307
Total assets	$5,532,549	$5,616,507	$5,689,162	$5,645,367	$5,694,036	$5,700,885
LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued liabilities	$93,248	$107,976	$99,334	$63,441	$84,153	$94,927
Operating lease liabilities	219,305	212,400	214,809	219,004	223,077	226,961
Common dividends payable	22,440	25,831	23,811	23,365	22,918	25,275
Preferred dividends payable	6,032	6,032	6,032	6,032	6,032	6,032
Unearned rents and interest	78,550	80,565	88,503	89,700	91,829	77,440
Line of credit	105,000	175,000	169,000	—	—	—
Deferred financing costs, net	(17,630)	(19,134)	(20,622)	(22,200)	(23,519)	(25,134)
Other debt	2,704,592	2,704,592	2,704,592	2,841,229	2,841,229	2,841,229
Total liabilities	3,211,537	3,293,262	3,285,459	3,220,571	3,245,719	3,246,730
Equity:
Common stock and additional paid-in-capital	3,964,272	3,951,364	3,947,470	3,943,925	3,940,077	3,925,296
Preferred stock at par value	148	148	148	148	148	148
Treasury stock	(295,258)	(285,413)	(285,413)	(285,413)	(285,413)	(274,038)
Accumulated other comprehensive (loss) income	(3,567)	(3,756)	(609)	(541)	1,119	3,296
Distributions in excess of net income	(1,344,583)	(1,339,098)	(1,257,893)	(1,233,323)	(1,207,614)	(1,200,547)
Total equity	2,321,012	2,323,245	2,403,703	2,424,796	2,448,317	2,454,155
Total liabilities and equity	$5,532,549	$5,616,507	$5,689,162	$5,645,367	$5,694,036	$5,700,885

Q1 2025 Supplemental	Page 7

SELECTED OPERATING DATA
(UNAUDITED, DOLLARS IN THOUSANDS)

	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	1ST QUARTER 2024	4TH QUARTER 2023
Rental revenue	$146,359	$149,116	$148,677	$145,093	$142,281	$148,738
Other income (1)	11,636	13,197	17,419	14,418	12,037	12,068
Mortgage and other financing income	17,038	14,921	14,411	13,584	12,914	11,175
Total revenue	175,033	177,234	180,507	173,095	167,232	171,981
Property operating expense	15,171	15,188	14,611	14,427	14,920	14,759
Other expense (1)	12,611	13,437	15,631	14,833	12,976	13,539
General and administrative expense	14,024	12,233	11,935	12,020	13,908	13,765
Retirement and severance expense	—	—	—	—	1,836	—
Transaction costs	567	423	175	199	1	401
Provision (benefit) for credit losses, net	(652)	9,876	(770)	404	2,737	1,285
Impairment charges	—	39,952	—	11,812	—	2,694
Depreciation and amortization	41,089	40,995	42,795	41,474	40,469	40,692
Total operating expenses	82,810	132,104	84,377	95,169	86,847	87,135
Gain (loss) on sale of real estate	9,384	112	(3,419)	1,459	17,949	(3,612)
Income from operations	101,607	45,242	92,711	79,385	98,334	81,234
Costs associated with loan refinancing or payoff	—	—	337	—	—	—
Interest expense, net	33,021	33,472	32,867	32,820	31,651	30,337
Equity in loss from joint ventures	2,647	3,425	851	906	3,627	4,701
Impairment charges on joint ventures	—	16,087	12,130	—	—	—
Income (loss) before income taxes	65,939	(7,742)	46,526	45,659	63,056	46,196
Income tax expense (benefit)	136	653	(124)	557	347	667
Net income (loss)	65,803	(8,395)	46,650	45,102	62,709	45,529
Preferred dividend requirements	6,032	6,040	6,032	6,040	6,032	6,040
Net income (loss) available to common shareholders of EPR Properties	$59,771	$(14,435)	$40,618	$39,062	$56,677	$39,489

(1) Other income and other expense consist primarily of results from the Company's properties operated through third-party managers.

Q1 2025 Supplemental	Page 8

FUNDS FROM OPERATIONS AND FUNDS FROM OPERATIONS AS ADJUSTED
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
FUNDS FROM OPERATIONS ("FFO") (1):	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	1ST QUARTER 2024	4TH QUARTER 2023
Net income (loss) available to common shareholders of EPR Properties	$59,771	$(14,435)	$40,618	$39,062	$56,677	$39,489
(Gain) loss on sale of real estate	(9,384)	(112)	3,419	(1,459)	(17,949)	3,612
Impairment of real estate investments	—	39,952	—	11,812	—	2,694
Real estate depreciation and amortization	40,932	40,838	42,620	41,289	40,282	40,501
Allocated share of joint venture depreciation	1,036	1,965	2,581	2,457	2,416	2,344
Impairment charges on joint ventures	—	16,087	12,130	—	—	—
FFO available to common shareholders of EPR Properties	$92,355	$84,295	$101,368	$93,161	$81,426	$88,640
FFO available to common shareholders of EPR Properties	$92,355	$84,295	$101,368	$93,161	$81,426	$88,640
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Diluted FFO available to common shareholders of EPR Properties	$96,231	$88,171	$105,244	$97,037	$85,302	$92,516
FUNDS FROM OPERATIONS AS ADJUSTED ("FFOAA") (1):
FFO available to common shareholders of EPR Properties	$92,355	$84,295	$101,368	$93,161	$81,426	$88,640
Retirement and severance expense	—	—	—	—	1,836	—
Transaction costs	567	423	175	199	1	401
Provision (benefit) for credit losses, net	(652)	9,876	(770)	404	2,737	1,285
Costs associated with loan refinancing or payoff	—	—	337	—	—	—
Deferred income tax benefit	(530)	(285)	(728)	(249)	(277)	(86)
FFO as adjusted available to common shareholders of EPR Properties	$91,740	$94,309	$100,382	$93,515	$85,723	$90,240
FFO as adjusted available to common shareholders of EPR Properties	$91,740	$94,309	$100,382	$93,515	$85,723	$90,240
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Diluted FFO as adjusted available to common shareholders of EPR Properties	$95,616	$98,185	$104,258	$97,391	$89,599	$94,116
FFO per common share:
Basic	$1.22	$1.11	$1.34	$1.23	$1.08	$1.18
Diluted	1.20	1.10	1.31	1.21	1.07	1.16
FFO as adjusted per common share:
Basic	$1.21	$1.25	$1.33	$1.24	$1.14	$1.20
Diluted	1.19	1.23	1.30	1.22	1.13	1.18
Shares used for computation (in thousands):
Basic	75,804	75,733	75,723	75,689	75,398	75,330
Diluted	76,215	76,156	76,108	76,022	75,705	75,883
Effect of dilutive Series C preferred shares	2,336	2,327	2,319	2,310	2,301	2,293
Effect of dilutive Series E preferred shares	1,665	1,665	1,664	1,664	1,663	1,663
Adjusted weighted-average shares outstanding-diluted Series C and Series E	80,216	80,148	80,091	79,996	79,669	79,839
(1) See pages 24 through 26 for definitions.

Q1 2025 Supplemental	Page 9

ADJUSTED FUNDS FROM OPERATIONS
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT PER SHARE INFORMATION)
ADJUSTED FUNDS FROM OPERATIONS ("AFFO") (1):	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	1ST QUARTER 2024	4TH QUARTER 2023
FFO available to common shareholders of EPR Properties	$92,355	$84,295	$101,368	$93,161	$81,426	$88,640
Adjustments:
Retirement and severance expense	—	—	—	—	1,836	—
Transaction costs	567	423	175	199	1	401
Provision (benefit) for credit losses, net	(652)	9,876	(770)	404	2,737	1,285
Costs associated with loan refinancing or payoff	—	—	337	—	—	—
Deferred income tax benefit	(530)	(285)	(728)	(249)	(277)	(86)
Non-real estate depreciation and amortization	157	157	175	185	187	191
Deferred financing fees amortization	2,206	2,187	2,211	2,234	2,212	2,188
Share-based compensation expense to management and trustees	3,867	3,572	3,264	3,538	3,692	4,359
Amortization of above/below market leases, net and tenant allowances	(81)	(81)	(84)	(84)	(84)	(79)
Maintenance capital expenditures (2)	(1,251)	(1,862)	(2,561)	(1,321)	(1,555)	(5,015)
Straight-lined rental revenue	(3,397)	(3,992)	(4,414)	(5,251)	(3,670)	(2,930)
Straight-lined ground sublease expense	2	20	20	25	32	56
Non-cash portion of mortgage and other financing income	(297)	(171)	(396)	(555)	(862)	(535)
Allocated share of joint venture non-cash items	—	—	712	—	—	—
AFFO available to common shareholders of EPR Properties	$92,946	$94,139	$99,309	$92,286	$85,675	$88,475

AFFO available to common shareholders of EPR Properties	$92,946	$94,139	$99,309	$92,286	$85,675	$88,475
Add: Preferred dividends for Series C preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Add: Preferred dividends for Series E preferred shares	1,938	1,938	1,938	1,938	1,938	1,938
Diluted AFFO available to common shareholders of EPR Properties	$96,822	$98,015	$103,185	$96,162	$89,551	$92,351

Weighted average diluted shares outstanding (in thousands)	76,215	76,156	76,108	76,022	75,705	75,883
Effect of dilutive Series C preferred shares	2,336	2,327	2,319	2,310	2,301	2,293
Effect of dilutive Series E preferred shares	1,665	1,665	1,664	1,664	1,663	1,663
Adjusted weighted-average shares outstanding-diluted	80,216	80,148	80,091	79,996	79,669	79,839

AFFO per diluted common share	$1.21	$1.22	$1.29	$1.20	$1.12	$1.16
Dividends declared per common share	$0.865	$0.855	$0.855	$0.855	$0.835	$0.825
AFFO payout ratio (3)	71%	70%	66%	71%	75%	71%

(1) See pages 24 through 26 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q1 2025 Supplemental	Page 10

CAPITAL STRUCTURE AS OF MARCH 31, 2025
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT
PRINCIPAL PAYMENTS DUE ON DEBT:
	BONDS/TERM LOAN/OTHER (1)	UNSECURED CREDIT FACILITY (3)	UNSECURED SENIOR NOTES		TOTAL	WEIGHTED AVG INTEREST RATE
YEAR
2025	$—	$—	$300,000	(2)	$300,000	4.50%
2026	—	—	629,597		629,597	4.70%
2027	—	—	450,000		450,000	4.50%
2028	—	105,000	400,000		505,000	5.06%
2029	—	—	500,000		500,000	3.75%
2030	—	—	—		—	—%
2031	—	—	400,000		400,000	3.60%
2032	—	—	—		—	—%
2033	—	—	—		—	—%
2034	—	—	—		—	—%
2035	—	—	—		—	—%
Thereafter	24,995	—	—		24,995	2.53%
Less: deferred financing costs, net	—	—	—		(17,630)	—%
	$24,995	$105,000	$2,679,597		$2,791,962	4.37%

		BALANCE	WEIGHTED AVG INTEREST RATE		WEIGHTED AVG MATURITY
Fixed rate unsecured debt		$2,679,597	4.34%		2.97
Fixed rate secured debt (1)		24,995	2.53%		22.33
Variable rate unsecured debt		105,000	5.46%		3.51
Less: deferred financing costs, net		(17,630)	—%		—
Total		$2,791,962	4.37%		3.19

(1) Includes $25.0 million of secured bonds that have been fixed through interest rate swaps through September 20, 2026.
(2) On April 1, 2025, the Company fully repaid its $300.0 million senior unsecured notes due 2025 using borrowings under its $1.0 billion senior unsecured revolving credit facility.
(3) Unsecured Revolving Credit Facility Summary:
		BALANCE			RATE
	COMMITMENT	AT 3/31/2025	MATURITY		AT 3/31/2025

	$1,000,000	$105,000	October 2, 2028		5.46%

Note: This facility will mature on October 2, 2028 and has two six-month extensions available at the Company's option and includes an accordion feature pursuant to which the maximum borrowing amount can be increased from $1.0 billion to $2.0 billion, in each case, subject to certain terms and conditions.

Q1 2025 Supplemental	Page 11

CAPITAL STRUCTURE AS OF MARCH 31, 2025 AND DECEMBER 31, 2024
(UNAUDITED, DOLLARS IN THOUSANDS)

CONSOLIDATED DEBT (continued)

SUMMARY OF DEBT:	March 31, 2025	December 31, 2024
Senior unsecured notes payable, 4.50%, due April 1, 2025 (1)	$300,000	$300,000
Senior unsecured notes payable, 4.56%, due August 22, 2026	179,597	179,597
Senior unsecured notes payable, 4.75%, due December 15, 2026	450,000	450,000
Senior unsecured notes payable, 4.50%, due June 1, 2027	450,000	450,000
Senior unsecured notes payable, 4.95%, due April 15, 2028	400,000	400,000
Unsecured revolving variable rate credit facility, SOFR + 1.15%, due October 2, 2028	105,000	175,000
Senior unsecured notes payable, 3.75%, due August 15, 2029	500,000	500,000
Senior unsecured notes payable, 3.60%, due November 15, 2031	400,000	400,000
Bonds payable, variable rate, fixed at 2.53% through September 30, 2026, due August 1, 2047	24,995	24,995
Less: deferred financing costs, net	(17,630)	(19,134)
Total debt	$2,791,962	$2,860,458

(1) On April 1, 2025, the Company fully repaid its $300.0 million senior unsecured notes due 2025 using borrowings under its $1.0 billion senior unsecured revolving credit facility.

Q1 2025 Supplemental	Page 12

CAPITAL STRUCTURE
SENIOR NOTES

SENIOR DEBT RATINGS AS OF MARCH 31, 2025

Moody's	Baa3 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

SUMMARY OF COVENANTS

The Company had outstanding public senior unsecured notes with fixed interest rates of 3.60%, 3.75%, 4.50%, 4.75% and 4.95% at March 31, 2025. Interest on these notes is paid semiannually. These public senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 3.60%, 3.75%, 4.50%, 4.75% and 4.95% public senior unsecured notes, as defined and calculated per the Company's interpretation of the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles ("GAAP") measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance. The actual amounts as of March 31, 2025 and December 31, 2024 are:

		Actual	Actual
NOTE COVENANTS	Required	1st Quarter 2025 (1)	4th Quarter 2024 (1)
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	40%	40%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	—%	—%
Limitation on incurrence of debt: Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service) - trailing twelve months	≥ 1.5 x	4.0x	4.0x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	249%	245%

(1) See page 14 for details of calculations.

Q1 2025 Supplemental	Page 13

CAPITAL STRUCTURE
SENIOR NOTES
(UNAUDITED, DOLLARS IN THOUSANDS)

COVENANT CALCULATIONS

TOTAL ASSETS:	March 31, 2025		TOTAL DEBT:		March 31, 2025
Total Assets per balance sheet	$5,532,549		Secured debt obligations		$24,995
Add: accumulated depreciation	1,595,820		Unsecured debt obligations:
Less: intangible assets, net	(33,347)		Unsecured debt		2,784,597
Total Assets	$7,095,022		Outstanding letters of credit		—
			Guarantees		10,000
TOTAL UNENCUMBERED ASSETS:	March 31, 2025		Derivatives at fair market value, net, if liability		—
Total Assets, per above	$7,095,022		Total unsecured debt obligations:		$2,794,597
Less: investment in joint ventures	(11,361)		Total Debt		$2,819,592
Less: accounts receivable	(85,811)
Less: encumbered assets	(25,665)
Total Unencumbered Assets	$6,972,185

CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE:	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	TRAILING TWELVE MONTHS
Adjusted EBITDAre	$131,991	$135,505	$142,647	$135,676	$545,819
Less: straight-line revenue, net, included in adjusted EBITDAre	(3,397)	(3,992)	(4,414)	(5,251)	(17,054)
Less: joint venture EBITDA	1,236	870	(4,318)	(3,861)	(6,073)
CONSOLIDATED INCOME AVAILABLE FOR DEBT SERVICE	$129,830	$132,383	$133,915	$126,564	$522,692
ANNUAL DEBT SERVICE:
Interest expense, gross	$34,784	$34,991	$34,402	$33,784	$137,961
Less: deferred financing fees amortization	(2,206)	(2,187)	(2,211)	(2,234)	(8,838)
ANNUAL DEBT SERVICE	$32,578	$32,804	$32,191	$31,550	$129,123

DEBT SERVICE COVERAGE	4.0	4.0	4.2	4.0	4.0

Q1 2025 Supplemental	Page 14

CAPITAL STRUCTURE AS OF MARCH 31, 2025
(UNAUDITED, DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

EQUITY
SECURITY	SHARES OUTSTANDING	PRICE PER SHARE AT MARCH 31, 2025	LIQUIDATION PREFERENCE	DIVIDEND RATE	CONVERTIBLE	CONVERSION RATIO AT MARCH 31, 2025	CONVERSION PRICE AT MARCH 31, 2025
Common shares	76,066,356	$52.61	N/A	(1)	N/A	N/A	N/A
Series C	5,392,616	$23.08	$134,815	5.750%	Y	0.4331	$57.72
Series E	3,445,980	$30.01	$86,150	9.000%	Y	0.4833	$51.73
Series G	6,000,000	$20.65	$150,000	5.750%	N	N/A	N/A

CALCULATION OF TOTAL MARKET CAPITALIZATION:
Common shares outstanding at March 31, 2025 multiplied by closing price at March 31, 2025						$4,001,851
Aggregate liquidation value of Series C preferred shares (2)						134,815
Aggregate liquidation value of Series E preferred shares (2)						86,150
Aggregate liquidation value of Series G preferred shares (2)						150,000
Net debt at March 31, 2025 (3)						2,789,020
Total consolidated market capitalization						$7,161,836

(1) Total monthly dividends declared in the first quarter of 2025 were $0.865 per share.
(2) Excludes accrued unpaid dividends at March 31, 2025.
(3) See pages 24 through 26 for definitions.

Q1 2025 Supplemental	Page 15

SUMMARY OF RATIOS
(UNAUDITED)

	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	1ST QUARTER 2024	4TH QUARTER 2023
Debt to total assets ratio	50%	51%	50%	50%	49%	49%

Net debt to total market capitalization ratio (1)	39%	43%	41%	44%	44%	41%

Net debt to gross assets ratio (1)	39%	40%	39%	39%	39%	39%

Net debt/Adjusted EBITDAre ratio (1)(2)	5.3	5.3	5.0	5.2	5.5	5.3

Net debt/Annualized adjusted EBITDAre ratio (1)(3)	5.1	5.1	5.2	5.2	5.2	5.3

Interest coverage ratio (4)	3.8	3.8	4.0	3.8	3.6	3.8

Fixed charge coverage ratio (4)	3.2	3.2	3.4	3.2	3.1	3.2

Debt service coverage ratio (4)	3.8	3.8	4.0	3.8	3.6	3.8

FFO payout ratio (5)	72%	78%	65%	71%	78%	71%

FFO as adjusted payout ratio (6)	73%	70%	66%	70%	74%	70%

AFFO payout ratio (7)	71%	70%	66%	71%	75%	71%

(1) See pages 24 through 26 for definitions. See prior period supplementals for detailed calculations as applicable.
(2) Adjusted EBITDAre is for the quarter multiplied times four. See calculation on page 30.
(3) Annualized adjusted EBITDAre is adjusted EBITDAre for the quarter further adjusted for in-service and disposed projects, percentage rent and participating interest and other items which is then multiplied times four. These calculations can be found on page 30 under the reconciliation of Adjusted EBITDAre and Annualized Adjusted EBITDAre. See pages 24 through 26 for definitions.

(4) See page 28 for detailed calculation.
(5) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(6) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(7) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

Q1 2025 Supplemental	Page 16

SUMMARY OF MORTGAGE NOTES RECEIVABLE
(UNAUDITED, DOLLARS IN THOUSANDS)
				CARRYING AMOUNT AS OF (1)
DESCRIPTION	INTEREST RATE	PAYOFF DATE/MATURITY DATE	OUTSTANDING PRINCIPAL AMOUNT OF MORTGAGE	MARCH 31, 2025	DECEMBER 31, 2024
Attraction property Powells Point, North Carolina	7.23%	6/30/2025	$29,378	$29,249	$29,173
Eat & play property Eugene, Oregon	8.13%	12/31/2025	10,750	10,417	10,417
Fitness & wellness property Merriam, Kansas	8.15%	7/31/2029	9,090	9,235	9,238
Fitness & wellness property Omaha, Nebraska	9.25%	6/30/2030	10,905	11,011	10,996
Fitness & wellness property Omaha, Nebraska	9.25%	6/30/2030	10,539	10,673	10,659
Experiential lodging property Nashville, Tennessee	7.69%	9/30/2031	70,000	71,095	71,041
Ski property Girdwood, Alaska	8.79%	7/31/2032	80,120	79,766	79,742
Fitness & wellness properties Colorado and California	7.15%	1/10/2033	64,550	64,547	64,275
Eat & play property Austin, Texas	11.31%	6/1/2033	8,917	8,917	9,083
Eat & play property Dallas, Texas	10.25%	11/26/2033	6,175	6,275	6,163
Experiential lodging property Breaux Bridge, Louisiana	7.25%	3/8/2034	—	—	1,000
Fitness & wellness property Glenwood Springs, Colorado	8.45%	8/16/2034	52,000	51,894	51,892
Ski property West Dover and Wilmington, Vermont	12.50%	12/1/2034	51,050	52,225	51,049
Four ski properties Ohio and Pennsylvania	11.58%	12/1/2034	37,562	37,442	37,430
Ski property Chesterland, Ohio	12.07%	12/1/2034	4,550	4,410	4,394
Ski property Hunter, New York	9.35%	1/5/2036	21,000	21,000	21,000
Eat & play property Midvale, Utah	10.25%	5/31/2036	17,505	17,505	17,505
Eat & play property West Chester, Ohio	9.75%	8/1/2036	18,068	18,068	18,068
Fitness & wellness property Fort Collins, Colorado	8.00%	1/31/2038	10,292	9,912	9,896
Early childhood education center Lake Mary, Florida	8.35%	5/9/2039	—	—	4,412
Early childhood education center Lithia, Florida	9.11%	10/31/2039	—	—	4,103
Attraction property Frankenmuth, Michigan	8.25%	10/14/2042	69,139	68,148	67,966
Fitness & wellness properties Massachusetts and New York	8.45%	1/10/2044	77,000	77,215	76,294
Total			$658,590	$659,004	$665,796
(1) Amounts include accrued interest and are net of allowance for credit losses.

Q1 2025 Supplemental	Page 17

INVESTMENT SPENDING AND DISPOSITION SUMMARIES
(UNAUDITED, DOLLARS IN THOUSANDS)
INVESTMENT SPENDING THREE MONTHS ENDED MARCH 31, 2025
INVESTMENT TYPE	TOTAL INVESTMENT SPENDING	NEW DEVELOPMENT	RE-DEVELOPMENT	ASSET ACQUISITION	MORTGAGE NOTES OR NOTES RECEIVABLE	INVESTMENT IN JOINT VENTURES
Eat & Play	$14,806	$14,180	$626	$—	$—	$—
Attractions	14,281	—	—	14,281	—	—
Experiential Lodging	740	—	—	—	—	740
Fitness & Wellness	7,850	—	7,552	—	298	—
Total Experiential	37,677	14,180	8,178	14,281	298	740
Total Investment Spending	$37,677	$14,180	$8,178	$14,281	$298	$740

2025 DISPOSITIONS
	THREE MONTHS ENDED MARCH 31, 2025
INVESTMENT TYPE	TOTAL DISPOSITIONS	NET PROCEEDS FROM SALE OF REAL ESTATE	NET PROCEEDS FROM PAYDOWN OF MORTGAGE NOTES
Theatres	$31,924	$31,924	$—
Total Experiential	31,924	31,924	—
Total Education	47,009	38,887	8,122
Total Education	47,009	38,887	8,122
Total Dispositions	$78,933	$70,811	$8,122

Q1 2025 Supplemental	Page 18

PROPERTY UNDER DEVELOPMENT - INVESTMENT SPENDING ESTIMATES AT MARCH 31, 2025 (1)
(UNAUDITED, DOLLARS IN THOUSANDS)

	MARCH 31, 2025		OWNED BUILD-TO-SUIT SPENDING ESTIMATES
	PROPERTY UNDER DEVELOPMENT	# OF PROJECTS	2ND QUARTER 2025	3RD QUARTER 2025	4TH QUARTER 2025	1ST QUARTER 2026	THEREAFTER	TOTAL EXPECTED COSTS (2)	% LEASED
Total Build-to-Suit (3)	$115,637	5	$40,793	$12,615	$8,752	$1,462	$5,878	$185,137	100%
Non Build-to-Suit Development	2,627
Total Property Under Development	$118,264

		MARCH 31, 2025	OWNED BUILD-TO-SUIT IN-SERVICE ESTIMATES
		# OF PROJECTS	2ND QUARTER 2025	3RD QUARTER 2025	4TH QUARTER 2025	1ST QUARTER 2026	THEREAFTER	TOTAL IN-SERVICE (2)	ACTUAL IN-SERVICE 1ST QUARTER 2025
Total Build-to-Suit		5	$74,579	$72,493	$—	$38,065	$—	$185,137	$—

	MARCH 31, 2025		MORTGAGE BUILD-TO-SUIT SPENDING ESTIMATES
	MORTGAGE NOTES RECEIVABLE	# OF PROJECTS	2ND QUARTER 2025	3RD QUARTER 2025	4TH QUARTER 2025	1ST QUARTER 2026	THEREAFTER	TOTAL EXPECTED COSTS (2)
Total Build-to-Suit Mortgage Notes	$156,980	2	$1,880	$—	$—	$45,500	$—	$204,360
Non Build-to-Suit Mortgage Notes	502,024
Total Mortgage Notes Receivable	$659,004

(1) This schedule includes only those properties for which the Company has commenced construction as of March 31, 2025.
(2) "Total Expected Costs" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).
(3) Total Build-to-Suit excludes property under development related to the Company's real estate joint ventures. The Company's investment spending for these joint ventures is estimated at $0.8 million for the remainder 2025.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

Q1 2025 Supplemental	Page 19

PORTFOLIO DETAIL AS OF MARCH 31, 2025
(UNAUDITED)

PROPERTY TYPE	PROPERTIES	OPERATORS		ANNUALIZED ADJUSTED EBITDAre (1)	STRATEGIC FOCUS
Theatres (2) (4)	154	17		38%	Reduce
Eat & Play	58	9	(3)	24%	Grow
Attractions	25	8		12%	Grow
Ski	11	3		7%	Grow
Experiential Lodging (5)	4	3		2%	Grow
Fitness & Wellness	22	9		8%	Grow
Gaming	1	1		2%	Grow
Cultural	1	1		1%	Grow
EXPERIENTIAL PORTFOLIO	276	51		94%

Early Childhood Education	46	4		4%	Reduce
Private schools	9	1		2%	Reduce
EDUCATION PORTFOLIO	55	5		6%

TOTAL PORTFOLIO	331	56		100%

(1) See pages 24 through 26 for definitions.
(2) Excludes seven theatres located in Entertainment Districts (included in Eat & Play).
(3) Excludes non-theatre operators at Entertainment districts.
(4) Includes three vacant properties that the Company intends to sell.
(5) Excludes two experiential lodging properties held in unconsolidated joint ventures that the Company is working in good faith with the Company's joint venture partners, the non-recourse debt provider and insurance companies to identify a path forward in which the Company expects will result in the eventual removal of both experiential properties from the Company's portfolio.

Q1 2025 Supplemental	Page 20

LEASE EXPIRATIONS
AS OF MARCH 31, 2025
(UNAUDITED, DOLLARS IN THOUSANDS)

YEAR	TOTAL NUMBER OF PROPERTIES	RENTAL REVENUE FOR THE TWELVE MONTHS ENDED MARCH 31, 2025 (1)	% OF TOTAL REVENUE
2025	1	$653	—%
2026	2	2,360	—%
2027	4	20,753	3%
2028	9	14,922	2%
2029	15	23,568	3%
2030	19	32,780	5%
2031	3	5,025	1%
2032	8	12,236	2%
2033	7	10,500	2%
2034	36	66,504	9%
2035	29	75,555	11%
2036	40	73,331	10%
2037	27	61,437	9%
2038	41	64,628	9%
2039	2	4,867	1%
2040	3	9,659	1%
2041	30	18,608	3%
2042	4	17,423	2%
2043	7	20,649	3%
2044	1	3,071	—%
Thereafter	3	11,456	2%
	291	$549,985	78%

Note: This schedule excludes non-theatre tenant leases within the Company's entertainment districts, properties under development, land held for development, properties operated by the Company and investments in mortgage notes receivable.

(1) Rental revenue for the trailing twelve months ended March 31, 2025 includes lease revenue related to the Company's existing operating ground leases (leases in which the Company is a sub-lessor) as well as the gross-up of tenant reimbursed expenses recognized during the trailing twelve months ended March 31, 2025 in accordance with Accounting Standards Update (ASU) No. 2016-02 Leases (Topic 842).

Q1 2025 Supplemental	Page 21

TOP TEN CUSTOMERS BY PERCENTAGE OF TOTAL REVENUE
(UNAUDITED)

		PERCENTAGE OF TOTAL REVENUE
		FOR THE THREE MONTHS ENDED
	CUSTOMERS	MARCH 31, 2025
1.	Topgolf	14.4%
2.	AMC Entertainment Holdings, Inc.	13.6%
3.	Regal Entertainment Group	10.7%
4.	Cinemark	6.0%
5.	Vail Resorts	5.1%
6.	Premier Parks	3.7%
7.	Camelback Resort	3.2%
8.	Six Flags Entertainment Corporation	2.5%
9.	Resorts World	2.5%
10.	Santikos Theaters, LLC	2.5%
	Total	64.2%

Q1 2025 Supplemental	Page 22

GUIDANCE
(UNAUDITED, DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

MEASURE		2025 GUIDANCE
	YTD ACTUALS	CURRENT			PRIOR
Investment spending	$37.7	$200.0	to	$300.0	$200.0	to	$300.0
Disposition proceeds and mortgage note payoff	$78.9	$80.0	to	$120.0	$25.0	to	$75.0
Percentage rent and participating interest	$5.1	$21.5	to	$25.5	$18.0	to	$22.0
General and administrative expense	$14.0	$53.0	to	$56.0	$52.0	to	$55.0
Other income (1)	$11.6	$42.0	to	$52.0	$42.0	to	$52.0
Other expense (1)	$12.6	$42.0	to	$52.0	$42.0	to	$52.0
FFO per diluted share	$1.20	$5.01	to	$5.17	$4.95	to	$5.15
FFOAA per diluted share	$1.19	$5.00	to	$5.16	$4.94	to	$5.14

RECONCILIATION FROM NET INCOME AVAILABLE TO COMMON SHAREHOLDERS OF EPR PROPERTIES (PER DILUTED SHARE):	YTD ACTUALS	2025 GUIDANCE
Net income available to common shareholders of EPR Properties	$0.78	$2.98	to	$3.14
Gain on sale of real estate	(0.12)	(0.12)
Real estate depreciation and amortization	0.54	2.16
Allocated share of joint venture depreciation	0.01	0.05
Impact of Series C and Series E Dilution, if applicable	(0.01)	(0.06)
FFO available to common shareholders of EPR Properties	$1.20	$5.01	to	$5.17
Transaction costs	0.01	0.02
Provision (benefit) for credit losses, net	(0.01)	(0.01)
Deferred income tax benefit	(0.01)	(0.02)
FFO as adjusted (FFOAA) available to common shareholders of EPR Properties	$1.19	$5.00	to	$5.16

(1) Other income and other expense consist primarily of results from the Company's properties operated through third-party managers.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. See cautionary statement concerning forward-looking statements on page 3.

Q1 2025 Supplemental	Page 23

DEFINITIONS - NON-GAAP FINANCIAL MEASURES

EBITDAre
The National Association of Real Estate Investment Trusts (“NAREIT”) developed EBITDAre as a relative non-GAAP financial measure of REITs, independent of a company's capital structure, to provide a uniform basis to measure the enterprise value of a company. Pursuant to the definition of EBITDAre by the Board of Governors of NAREIT, the Company calculates EBITDAre as net income, computed in accordance with GAAP, excluding interest expense (net), income tax expense (benefit), depreciation and amortization, gains and losses from disposition of real estate, impairment losses on real estate, costs associated with loan refinancing or payoff and adjustments for unconsolidated partnerships, joint ventures and other affiliates. Management provides EBITDAre herein because it believes this information is useful to investors as a supplemental performance measure because it can help facilitate comparisons of operating performance between periods and with other REITs. The Company's method of calculating EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDAre is not a measure of performance under GAAP, does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. This measure should not be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
Management uses Adjusted EBITDAre in its analysis of the performance of the business and operations of the Company. Management believes Adjusted EBITDAre is useful to investors because it excludes various items that management believes are not indicative of operating performance, and because it is an informative measure to use in computing various financial ratios to evaluate the Company. The Company defines Adjusted EBITDAre as EBITDAre (defined above) for the quarter excluding sale participation income, gain on insurance recovery, retirement and severance expense, transaction costs, provision (benefit) for credit losses, net, impairment losses on operating lease right-of-use assets and prepayment fees. This number for the quarter is then multiplied by four to get an annual amount. Annualized Adjusted EBITDAre is Adjusted EBITDAre further adjusted to reflect (1) in-service and disposed projects (2) property under development that is build-to-suit at the initial cash yields of the projects upon completion (3) removal of other non-recurring items including out of period deferrals and stub rent payments and (4) annualization of the following items to ultimately reflect the financial results of the trailing twelve months or mid-point of guidance: (i) percentage rent and participating interest income and (ii) adjusted EBITDAre of managed properties and joint ventures.

The Company's method of calculating Adjusted EBITDAre and Annualized Adjusted EBITDAre may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Adjusted EBITDAre and Annualized Adjusted EBITDAre are not measures of performance under GAAP, do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or cash flows or liquidity as defined by GAAP.

NET DEBT
Net Debt represents debt (reported in accordance with GAAP) adjusted to exclude deferred financing costs, net and reduced by cash and cash equivalents. By excluding deferred financing costs, net, and reducing debt for cash and cash equivalents on hand, the result provides an estimate of the contractual amount of borrowed capital to be repaid, net of cash available to repay it. The Company believes this calculation constitutes a beneficial supplemental non-GAAP financial disclosure to investors in understanding its financial condition. The Company's method of calculating Net Debt may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

Q1 2025 Supplemental	Page 24

NET DEBT TO ADJUSTED EBITDAre RATIO, NET DEBT TO GROSS ASSETS RATIO AND NET DEBT TO TOTAL MARKET CAPITALIZATION RATIO
Net Debt to Adjusted EBITDAre Ratio, Net Debt to Gross Assets Ratio and Net Debt to Total Market Capitalization Ratio are supplemental measures derived from non-GAAP financial measures that the Company uses to evaluate its capital structure and the magnitude of its debt against its operating performance. The Company believes that investors commonly use versions of these ratios in a similar manner. In addition, financial institutions use versions of these ratios in connection with debt agreements to set pricing and covenant limitations. The Company's method of calculating Net Debt to Adjusted EBITDAre Ratio, Net Debt to Gross Assets Ratio and Net Debt to Total Market Capitalization Ratio may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
NAREIT developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, the Company calculates FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from disposition of real estate and impairment losses on real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. The Company has calculated FFO for all periods presented in accordance with this definition. In addition, the Company presents FFO as adjusted. Management believes it is useful to provide FFO as adjusted as a supplemental measure to GAAP net income available to common shareholders and earnings per share. FFO as adjusted is FFO plus retirement and severance expense, transaction costs, provision (benefit) for credit losses, net, costs associated with loan refinancing or payoff, preferred share redemption costs and impairment of operating lease right-of-use assets, and by subtracting sale participation income, gain on insurance recovery and deferred income tax expense (benefit). FFO and FFO as adjusted are non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations, cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, the Company presents AFFO by adding to FFO retirement and severance expense, transaction costs, provision (benefit) for credit losses, net, costs associated with loan refinancing or payoff, preferred share redemption costs, impairment of operating lease right-of-use assets, termination fees associated with tenants' exercises of public charter school buy-out options, non-real estate depreciation and amortization, deferred financing fees amortization and share-based compensation expense to management and trustees; and by subtracting amortization of above and below market leases, net and tenant allowances, sale participation income, maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue (removing the impact of straight-line ground sublease expense), non-cash portion of mortgage and other financing income, allocated share of joint venture non-cash items, gain on insurance recovery and deferred income tax (benefit) expense. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of the Company's operations or its cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

Q1 2025 Supplemental	Page 25

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. The Company calculates the interest coverage amount by adding to net income impairment charges, provision (benefit) for credit losses, net, transaction costs, interest expense, gross (including interest expense in discontinued operations), retirement and severance expense, depreciation and amortization, share-based compensation expense to management and trustees and costs associated with loan refinancing or payoff; subtracting sale participation income, interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale of real estate from continuing and discontinued operations, gain on insurance recovery, gain on previously held equity interest, gain on early extinguishment of debt, prepayment fees and deferred income tax benefit (expense). The Company calculates interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. The Company considers the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. The Company's calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and preferred share dividends are also added to the denominator. The Company considers the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. The Company's calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that interest expense, gross and recurring principal payments are also added to the denominator. The Company considers the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. The Company's calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

NON-GAAP PRO-RATA FINANCIAL INFORMATION - UNCONSOLIDATED JOINT VENTURES
This information includes non-GAAP financial measures. The Company's share of unconsolidated joint ventures is derived on an entity-by-entity basis by applying its ownership percentage to each line item in the GAAP financial statements of these properties to calculate its share of that line item. The Company believes this form of presentation offers insights into the financial performance and condition of our Company as a whole, given the significance of its unconsolidated joint ventures that are accounted for under the equity method of accounting, although the presentation of such information may not accurately depict the legal and economic implications of holding an unconsolidated joint venture. The Company's method of calculating its proportionate interest may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. The Company does not control the unconsolidated joint venture for purposes of GAAP and the presentation of the assets and liabilities and revenues and expenses do not represent a legal claim to such items. Due to these limitations, the non-GAAP pro-rata financial information should not be considered in isolation or as a substitute for the Company's consolidated financial statements as reported under GAAP.

Q1 2025 Supplemental	Page 26

Appendix to Supplemental Operating and Financial Data
Reconciliation of Certain Non-GAAP Financial Measures
First Quarter Ended March 31, 2025

Q1 2025 Supplemental	Page 27

CALCULATION OF INTEREST, FIXED CHARGE AND DEBT SERVICE COVERAGE RATIOS
(UNAUDITED, DOLLARS IN THOUSANDS)
INTEREST COVERAGE RATIO (1):	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	1ST QUARTER 2024	4TH QUARTER 2023
Net income (loss)	$65,803	$(8,395)	$46,650	$45,102	$62,709	$45,529
Impairment charges	—	39,952	—	11,812	—	2,694
Impairment charges on joint ventures	—	16,087	12,130	—	—	—
Retirement and severance expense	—	—	—	—	1,836	—
Transaction costs	567	423	175	199	1	401
Provision (benefit) for credit losses, net	(652)	9,876	(770)	404	2,737	1,285
Interest expense, gross	34,784	34,991	34,402	33,784	33,592	33,583
Depreciation and amortization	41,089	40,995	42,795	41,474	40,469	40,692
Share-based compensation expense
to management and trustees	3,867	3,572	3,264	3,538	3,692	4,359
Costs associated with loan refinancing or payoff	—	—	337	—	—	—
Interest cost capitalized	(1,435)	(1,161)	(878)	(471)	(958)	(1,080)
Straight-line rental revenue	(3,397)	(3,992)	(4,414)	(5,251)	(3,670)	(2,930)
(Gain) loss on sale of real estate	(9,384)	(112)	3,419	(1,459)	(17,949)	3,612
Deferred income tax benefit	(530)	(285)	(728)	(249)	(277)	(86)
Interest coverage amount	$130,712	$131,951	$136,382	$128,883	$122,182	$128,059

Interest expense, net	$33,021	$33,472	$32,867	$32,820	$31,651	$30,337
Interest income	328	358	657	493	983	2,166
Interest cost capitalized	1,435	1,161	878	471	958	1,080
Interest expense, gross	$34,784	$34,991	$34,402	$33,784	$33,592	$33,583

Interest coverage ratio	3.8	3.8	4.0	3.8	3.6	3.8

FIXED CHARGE COVERAGE RATIO (1):
Interest coverage amount	$130,712	$131,951	$136,382	$128,883	$122,182	$128,059

Interest expense, gross	$34,784	$34,991	$34,402	$33,784	$33,592	$33,583
Preferred share dividends	6,032	6,040	6,032	6,040	6,032	6,040
Fixed charges	$40,816	$41,031	$40,434	$39,824	$39,624	$39,623
Fixed charge coverage ratio	3.2	3.2	3.4	3.2	3.1	3.2

DEBT SERVICE COVERAGE RATIO (1):
Interest coverage amount	$130,712	$131,951	$136,382	$128,883	$122,182	$128,059
Interest expense, gross	$34,784	$34,991	$34,402	$33,784	$33,592	$33,583
Recurring principal payments	—	—	—	—	—	—
Debt service	$34,784	$34,991	$34,402	$33,784	$33,592	$33,583
Debt service coverage ratio	3.8	3.8	4.0	3.8	3.6	3.8

(1) See pages 24 through 26 for definitions.

Q1 2025 Supplemental	Page 28

RECONCILIATION OF INTEREST COVERAGE AMOUNT TO NET CASH PROVIDED BY OPERATING ACTIVITIES
(UNAUDITED, DOLLARS IN THOUSANDS)

The interest coverage amount per the table on page 28 is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used by investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	1ST QUARTER 2024	4TH QUARTER 2023

Net cash provided by operating activities	$99,369	$92,938	$122,001	$78,655	$99,543	$77,002

Equity in loss from joint ventures	(2,647)	(3,425)	(851)	(906)	(3,627)	(4,701)
Distributions from joint ventures	(11)	—	—	—	—	—
Amortization of deferred financing costs	(2,206)	(2,187)	(2,211)	(2,234)	(2,212)	(2,188)
Amortization of above and below market leases and tenant allowances, net	81	81	84	84	84	79
Changes in assets and liabilities:
Operating lease assets and liabilities	293	324	373	315	287	279
Mortgage notes accrued interest receivable	1,687	(549)	485	817	1,418	734
Accounts receivable	3,862	5,902	4,209	6,101	5,819	8,780
Other assets	1,507	759	677	2,621	3,878	(1,850)
Accounts payable and accrued liabilities	(3,759)	81	(18,882)	13,053	(6,202)	5,773
Unearned rents and interest	2,017	7,766	1,212	2,116	(6,009)	14,177
Straight-line rental revenue	(3,397)	(3,992)	(4,414)	(5,251)	(3,670)	(2,930)
Interest expense, gross	34,784	34,991	34,402	33,784	33,592	33,583
Interest cost capitalized	(1,435)	(1,161)	(878)	(471)	(958)	(1,080)
Transaction costs	567	423	175	199	1	401
Retirement and severance expense (cash portion)	—	—	—	—	238	—
Interest coverage amount (1)	$130,712	$131,951	$136,382	$128,883	$122,182	$128,059

Net cash provided (used) by investing activities	$42,397	$(30,710)	$(73,160)	$(33,931)	$(38,551)	$(104,015)

Net cash used by financing activities	$(150,490)	$(64,468)	$(47,295)	$(70,372)	$(79,484)	$(67,968)

(1) See pages 24 through 26 for definitions.

Q1 2025 Supplemental	Page 29

RECONCILIATION OF EBITDAre, ADJUSTED EBITDAre AND ANNUALIZED ADJUSTED EBITDAre
(UNAUDITED, DOLLARS IN THOUSANDS)
ADJUSTED EBITDAre (1):	1ST QUARTER 2025	4TH QUARTER 2024	3RD QUARTER 2024	2ND QUARTER 2024	1ST QUARTER 2024	4TH QUARTER 2023
Net income (loss)	$65,803	$(8,395)	$46,650	$45,102	$62,709	$45,529
Interest expense, net	33,021	33,472	32,867	32,820	31,651	30,337
Income tax expense	136	653	(124)	557	347	667
Depreciation and amortization	41,089	40,995	42,795	41,474	40,469	40,692
(Gain) loss on sale of real estate	(9,384)	(112)	3,419	(1,459)	(17,949)	3,612
Impairment of real estate investments	—	39,952	—	11,812	—	2,694
Costs associated with loan refinancing or payoff	—	—	337	—	—	—
Allocated share of joint venture depreciation	1,036	1,965	2,581	2,457	2,416	2,344
Allocated share of joint venture interest expense	375	589	2,587	2,310	2,131	1,879
Impairment charges on joint ventures	—	16,087	12,130	—	—	—
EBITDAre	$132,076	$125,206	$143,242	$135,073	$121,774	$127,754
Retirement and severance expense	—	—	—	—	1,836	—
Transaction costs	567	423	175	199	1	401
Provision (benefit) for credit losses, net	(652)	9,876	(770)	404	2,737	1,285
Adjusted EBITDAre (for the quarter)	$131,991	$135,505	$142,647	$135,676	$126,348	$129,440
Adjusted EBITDAre (2)	$527,964	$542,020	$570,588	$542,704	$505,392	$517,760

ANNUALIZED ADJUSTED EBITDAre (1):
Adjusted EBITDAre (for the quarter)	$131,991	$135,505	$142,647	$135,676	$126,348	$129,440
In-service and disposition adjustments (3)	(500)	448	708	141	2,079	1,263
Managed and JV property adjustments (4)	2,420	1,711	(5,392)	(881)	2,832	4,405
Property under development adjustments (5)	2,336	2,258	1,472	1,118	646	2,610
Percentage rent/participation adjustments (6)	40	70	(2,193)	1,527	1,660	(3,154)
Deferral and stub rent collections not previously recognized (7)	—	—	—	—	(565)	(648)
Non-recurring adjustments (8)	1,313	(643)	(187)	(1,305)	798	(3,044)
Annualized Adjusted EBITDAre (for the quarter)	$137,600	$139,349	$137,055	$136,276	$133,798	$130,872
Annualized Adjusted EBITDAre (9)	$550,400	$557,396	$548,220	$545,104	$535,192	$523,488

See footnotes on the following page.

Q1 2025 Supplemental	Page 30

(1) See pages 24 through 26 for definitions.
(2) Adjusted EBITDAre for the quarter is multiplied by four to calculate an annualized amount but does not include the annualization of investments put in service, acquired or disposed of during the quarter, as well as the potential earnings on property under development, the annualization of percentage rent and participating interest and adjustments for other items. These adjustments are considered in the calculation of Annualized Adjusted EBITDAre.
(3) Adjustments for rental properties commencing or terminating GAAP net operating income during the quarter and adjustments to revenue from mortgage notes receivable to be consistent with end of quarter balance.
(4) To annualize amounts from the actual latest quarterly amount to the trailing 12-month amount divided by four. Annualized Adjusted EBITDAre related to the Company's investments in two joint venture properties in St. Pete Beach, Florida has been reduced to zero.
(5) To add in income for property under development that is build-to-suit at the initial cash yields of the projects upon completion.
(6) To adjust percentage rents and participating interest income from the actual quarterly amount to the mid-point of the guidance amount shown on page 23, less non-recurring adjustments, divided by four.
(7) To remove non-recurring, out-of-period deferred and stub rent collections
(8) Adjustments for various non-recurring items during the quarter.
(9) Annualized Adjusted EBITDAre for the quarter is multiplied by four to calculate an annualized amount.

Q1 2025 Supplemental	Page 31